                                  Exhibit 23a

                                                        EXHIBIT 23a
                                                        ___________


INDEPENDENT AUDITORS' CONSENT
_____________________________

We consent to the use in this Pre-Effective Amendment No. 3 to Registration Statement No. 33-62791 of American Skandia Life Assurance Corporation on Form S-1 of our report dated March 15, 1995 relating to American Skandia Life Assurance Corporation and to the reference to us under the heading "Selected Financial Data" appearing in the Prospectus which is a part of such Registration Statement.


/s/DELOITTE & TOUCHE LLP
New York, New York
December 20, 1995